UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 25, 2023
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VERA BRADLEY, INC.
(Exact name of registrant as specified in its charter)
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Indiana	001-34918	27-2935063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12420 Stonebridge Road, Roanoke, Indiana	46783
(Address of Principal Executive Offices)	(Zip Code)
(877) 708-8372
(Registrant’s telephone number, including area code)
None
(Former name, former address and former fiscal year, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	VRA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company’s 2023 Annual Meeting of Shareholders was held on May 25, 2023. At the meeting, the Company’s shareholders:

(1)	elected Jacqueline Ardrey, Barbara Bradley Baekgaard, Kristina Cashman, Robert J. Hall, Mary Lou Kelley, Frances P. Philip, and Carrie M. Tharp to serve as Directors of the Company’s Board of Directors for a one-year term;

(2)	ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2024;

(3)	approved, on an advisory basis, the compensation of the Company’s named executive officers;

(4)	approved, on an advisory basis, the frequency of advisory votes for the compensation of the Company’s named executive officers; and

(5)	approved an amendment to the 2020 Equity and Incentive Plan to add an additional 3,000,000 shares of common stock to the plan.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions, and the number of broker non-votes.

(1)	Election of Directors

Nominee	For	Withhold	Broker Non-Votes
Jacqueline Ardrey	16,394,916	92,686	4,328,547
Barbara Bradley Baekgaard	15,058,972	1,428,630	4,328,547
Kristina Cashman	16,346,533	141,069	4,328,547
Robert J. Hall	14,002,471	2,485,131	4,328,547
Mary Lou Kelley	16,052,537	435,065	4,328,547
Frances P. Philip	15,995,108	492,494	4,328,547
Carrie M. Tharp	16,264,778	222,824	4,328,547

(2)	Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstentions	Broker Non-Votes
20,786,037	4,738	25,374	—

(3)	Advisory Approval of the Company's Named Executive Officer Compensation

For	Against	Abstentions	Broker Non-Votes
14,044,538	2,386,624	56,440	4,328,547

(4)	Advisory Approval of the Frequency of Advisory Votes for the Company's Named Executive Officer Compensation

1 Year	2 Years	3 Years	Abstentions
15,130,611	58,264	1,296,651	2,076

(5)	Approval to add an additional 3,000,000 shares of common stock to the 2020 Equity and Incentive Plan

For	Against	Abstentions	Broker Non-Votes
9,957,154	5,812,950	717,498	4,328,547

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Bradley, Inc.
(Registrant)

Date: May 31, 2023	/s/ Mark C. Dely
Mark C. Dely Chief Administrative Officer